UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 1948

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – May 31, 2014

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2014
Vanguard Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas. This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2014
Total
Returns
Vanguard Wellington Fund
Investor Shares	6.53%
Admiral™ Shares	6.57
Wellington Composite Index	6.49
Mixed-Asset Target Allocation Growth Funds Average	5.32

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2013, Through May 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$39.17	$39.58	$0.506	$1.538
Admiral Shares	67.65	68.36	0.901	2.656

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2014, Vanguard Wellington Fund returned more than 6% for both Investor and Admiral Shares. The fund finished slightly ahead of its benchmark, the Wellington Composite Index, and exceeded its peers’ average return by more than 1 percentage point.

The Wellington Fund, the nation’s oldest balanced fund, has two parts: an equity portfolio and a fixed income portfolio. Its equity portfolio—which accounts for about 65% of the fund’s assets—slightly outpaced its benchmark, the Standard & Poor’s 500 Index. It posted positive results in all ten market sectors, with health care the biggest contributor. The advisor’s decisions in the consumer discretionary sector boosted performance relative to the index.

The fund’s fixed income portfolio—roughly 35% of assets—performed in line with its benchmark, the Barclays U.S. Credit A or Better Bond Index. As of May 31, the fund’s 30-day SEC yield was 2.20% for Investor Shares, down from 2.23% six months earlier, and 2.28% for Admiral Shares, down from 2.31%.

Stocks continued to rise after a momentary setback
U.S. stocks returned about 7% for the half year ended May 31. Results were positive in five of the six months,

declining in January as investors focused on China’s slow growth but then resuming their spirited advance. The S&P 500 Index closed the period at a record high.

Although the Federal Reserve has consistently reduced its monthly stimulative bond purchases since January, investors have been encouraged by the Fed’s commitment to keeping interest rates low for an extended period.

International stocks, in aggregate, advanced about 5%. Emerging markets and the developed markets of the Pacific region showed some improvement after declines related to the slowdown in China. But they still lagged the robust performance of European stocks.

Bond yields retreated, defying many investors’ expectations
Over the six months, the broad U.S. taxable bond market returned 3.28%. The yield of the benchmark 10-year Treasury note ended the six months at 2.47%, down from 2.74% on November 30 and almost 3% on December 31. (Bond prices and yields move in opposite directions.)

The drop in yields has been surprising. Many investors had anticipated that yields would rise in 2014 as the economy gained strength and the Fed ratcheted back its bond-buying. It’s worth remembering that these low yields imply lower future returns: As yields tumble, the scope for further declines—and increases in prices—diminishes.

Market Barometer

			Total Returns
		Periods Ended May 31, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.71%	20.90%	18.77%
Russell 2000 Index (Small-caps)	-0.10	16.79	19.32
Russell 3000 Index (Broad U.S. market)	7.08	20.57	18.82
FTSE All-World ex US Index (International)	4.79	14.65	10.79

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.28%	2.71%	4.96%
Barclays Municipal Bond Index (Broad tax-exempt market)	5.63	3.05	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

CPI
Consumer Price Index	2.07%	2.13%	2.15%

Municipal bonds, which returned 5.63%, have benefited from increased investor demand for tax-exempt income and a decrease in the supply of new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 3.69%.

The Fed’s target of 0%–0.25% for short-term interest rates continued to restrict returns for money market funds and savings accounts.

The fund’s stocks drove results, led by health care companies
The broadly diversified Wellington Fund invests in about 100 stocks and about 700 bonds across all market sectors.

The fund’s stock holdings offer to investors the potential for long-term growth. And the fund’s bonds and short-term investments can help provide a cushion when stock prices fall, as they’re sure to do from time to time.

Over the half year, the fund’s equity portfolio drove performance, advancing about 8%. As I mentioned, that portfolio ended slightly ahead of its benchmark; this was due largely to limited exposure to the poorly performing consumer discretionary sector, along with strong choices in health care, especially among pharmaceutical companies. And health care stocks contributed most to the fund’s overall return.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.26%	0.18%	0.97%

The fund expense ratios shown are from the prospectus dated March 25, 2014, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2014, the fund’s annualized expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer group: Mixed-Asset Target Allocation Growth Funds.

As a whole, health care companies benefited as investor concerns about the Affordable Care Act began to ease. Pharmaceutical firms posted strong results amid enthusiasm over promising pipelines of new drugs.

The fund’s holdings in information technology, energy, and industrials also added significantly to overall performance.

Your fund’s fixed income portfolio—which includes investment-grade corporate and U.S. government bonds—returned about

Vanguard Wellington Fund marks 85 years

The Wellington Fund began operations on July 1, 1929, just months before the worst stock market crash in U.S. history and the onset of the Great Depression. Despite that poor timing, the groundbreaking fund—originally called the Industrial and Power Securities Company—hung on, thanks to its prudent management, balance and diversification, and long-term perspective.

But the fund (which was renamed in 1935 for the Duke of Wellington, who defeated Napoleon at Waterloo) didn’t simply survive—it thrived. For more than eight decades, Wellington Management Company has served the fund’s shareholders well, using the very same investment principles that guided it through the Great Depression. And those timeless themes still ring true today.

In many ways, the Wellington Fund represents what Vanguard is all about. So as we celebrate the fund’s 85th anniversary, we’re also celebrating a method of investing that Vanguard was founded upon.

What a Wellington Fund investment in 1929 would be worth today

4%. As interest rates fell, the portfolio’s tendency to favor bonds with shorter durations hurt its performance relative to the index. (Duration is a measure of interest-rate sensitivity, so bonds with shorter durations are less sensitive to rate changes.) However, the advisor’s strong selection in corporate bonds helped offset that weakness.

For better results later, pull the savings lever now
Given the nature of my job, I’m often asked for investment advice—whether I’m at an industry conference or a family gathering. The best guidance I can give? Develop good savings habits. Being a dedicated saver is the first and most important step to becoming a successful investor.

Jack Brennan, my friend and predecessor as Vanguard CEO, devoted an entire chapter to the topic of savings in his 2002 book, Straight Talk on Investing. I think it’s the most valuable chapter in a very valuable book.

As Jack noted, saving is integral to investing. Vanguard’s deeply held investment principles––goals, balance, cost, and discipline––mean nothing if you have no savings to invest in the first place.

We can’t control how the financial markets perform, but we can control how much we save. And it’s those savings that can most affect how much wealth we build.

A Vanguard research paper noted that “increasing the savings rate can have substantially more positive impact on wealth accumulation than shifting to a more aggressive portfolio.” (You can read the full paper, Penny Saved, Penny Earned, at vanguard.com/research.)

Small shifts from spending to savings can make a meaningful difference. Here’s an example, similar to one Jack cites in his book: A $3 latte each business day adds up to about $750 per year. If instead of buying lattes, you invested that $750 annually and earned a 6% return including reinvested dividends, you’d end up with about $27,500 after 20 years.

There are a variety of ways to save effectively. First and foremost, if at all possible, contribute to a 401(k) plan or IRA to maximize any tax-advantaged opportunities. Whatever you do, pay yourself first. As Warren Buffett said, “Don’t save what is left after spending; spend what is left after saving.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 12, 2014

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 6.53% for the six months ended May 31, 2014. The fund outperformed its peers’ average return of 5.32% and finished roughly in line with the Wellington Composite Index, which is weighted 65% large-capitalization stocks (as measured by the S&P 500 Index) and 35% high-quality corporate bonds (as measured by the Barclays Credit A or Better Bond Index). The fund’s equity portfolio outperformed the equity benchmark, and the fixed income portfolio performed in line with its bond benchmark.

Investment environment
Stock markets in the United States and abroad posted solid returns for investors for the six months. The S&P 500 Index was up 7.62%, the MSCI World Index returned 6.86%, and the MSCI EAFE Index returned 5.33%.

The broad fixed income markets rose, with the Barclays U.S. Aggregate Bond Index returning 3.28%. The yield of the 10-year U.S. Treasury note fell modestly, beginning the period at 2.74% and ending it at 2.47%, and the Treasury curve flattened slightly as longer-term yields fell while short-term yields inched up.

Bond market volatility was elevated during the first part of the period, as the Federal Reserve’s discussion of tapering its asset purchases unsettled investors. The rise in interest rates over the past year has dampened residential real estate activity, reminding us how fragile this important sector of the U.S. economy is. Severe winter weather in many parts of the country slowed housing sales and left underlying growth trends in question. This led to a tempering of higher rate expectations and an ensuing decline in U.S. rates.

Our successes
Within the stock portfolio, security selection in health care and consumer staples contributed to relative returns. AstraZeneca and Merck were among our top health care performers. Shares of AstraZeneca jumped after Pfizer confirmed it had tried to renew negotiations on a possible merger with the company. In addition, AstraZeneca offered 2017 revenue guidance that was ahead of consensus estimates. Merck’s stock benefited from greater investor enthusiasm about the prospects for its immuno-oncology therapy, a potential multibillion-dollar market that could transform the way cancer is treated. Although Merck’s portfolio of drugs in late-stage trials is gaining more recognition, we believe the market still underestimates the growth potential of its current drug lineup as well as the sales that its pipeline will generate. We continue to believe it is one of the most attractive large-cap pharmaceutical stocks. Merck has an attractive valuation, a solid dividend yield, and a diversified revenue base.

In consumer staples, shares of CVS Caremark, the retail pharmacy and pharmacy benefit management company, rose after it posted better-than-expected fourth-quarter revenue and earnings. Its management also increased its guidance for the first quarter and announced that the company would no longer sell tobacco products at its stores.

Relative performance within the consumer discretionary sector was also positive because the fund did not own several benchmark laggards, including Amazon. com, Starbucks, and TJX Companies in the equity portfolio.

The fixed income portion of the Wellington Fund generated a positive absolute return but finished roughly in line with its high-quality corporate benchmark. Security selection in corporates was favorable, especially among industrial issuers; our bond selections in the consumer, communications, and basic industry subsectors were among the most helpful to relative performance. Credit selection in financials, as well as our exposure to BBB/Baa-rated investment-grade corporates, also enhanced returns.

Our shortfalls
In the stock portfolio, our results were weakest in financials. MUFG, JPMorgan Chase, and Prudential Financial all under-performed. Japan-based MUFG’s third-quarter results beat consensus forecasts, but concerns about further decline in the bank’s domestic profit margins and weak trading income weighed on the stock price, as did the continuing tepid market in Japan. Shares of JPMorgan Chase, a global financial services firm, fell after it posted quarterly results that were below both top-line and bottom-line expectations; those results were driven by disappointing mortgage revenue and lower activity across the business. Shares of Prudential Financial, an insurance firm, have under-performed in 2014 in part because of surprisingly low U.S. interest rates. We believe rates are still poised to rise.

Our performance in industrials also hurt relative results. ABB, a Swiss electrical equipment company, underperformed after it posted disappointing first-quarter earnings results that were mainly due to poor execution in its power systems division.

In the fixed income portfolio, our underweight allocation to investment-grade credit—a sector that posted strong excess returns—weighed on relative results. The bond portfolio’s short-duration interest rate positioning also detracted modestly, as rates at the long end decreased over the six months.

The fund’s positioning
In the equity portfolio, as of the end of the period, our largest overweight sector positions are in health care and financials, and our largest underweight ones are in information technology and consumer discretionary. The financial sector is the largest absolute sector weighting.

During the period, we added DIRECTV, a provider of satellite television programming. We believe it has an attractive and resilient business model with a high return-on-invested-capital structure. We also believe that Wall Street does not fully appreciate the company’s ability to maintain medium-term growth through favorable pricing and to manage through content cost inflation. Near the end of the period, AT&T announced that it planned to acquire DIRECTV for $48.5 billion.

We sold our longtime holdings in Siemens, a global industrial company with businesses in energy, health care, and infrastructure. The stock had been a solid performer; we took profits and eliminated the position to pursue more attractive risk/reward opportunities.

In the equity portfolio, we eliminated our holdings in EMC, the largest U.S. data storage provider, amid concerns about weak demand from Europe and emerging markets, as well as softness in the United States that may keep down the stock price in the near term. EMC is facing increased competition from cloud computing and different storage methods (e.g., more end users are using disk drives rather than EMC products). We believe storage is becoming more of a commodity, and we sold the stock.

Overall, our view on the U.S. economy is more cautious than last year. Although the market is up so far in 2014, we have noticed a bit of a quiet rotation: Some of the more defensive stocks have done better during the weak periods, including electric utilities and REITs. We continue to seek investment ideas that fit with our process and philosophy. We believe that we are well-positioned for a tepid economic environment and that we have a solid equity portfolio composed of firms with strong management teams, good balance sheets, and a commitment to returning cash to shareholders through dividends and share repurchases.

Within the fixed income portfolio, we have strongly believed that the slowdown in economic activity was largely weather-related and that the U.S. economy will resume its upward trajectory. We modestly increased the duration of our holdings relative to the bond portfolio’s high-quality benchmark, but our duration was still short at the end of the six months. Over time, we expect interest rates to rise as the U.S. recovery lengthens and broadens and as reduced government involvement becomes more likely. With this as our foundation, we are biased to reduce the portfolio’s interest rate sensitivity.

We believe that increases to risk premiums caused by tight liquidity could create opportunities for us to add to fixed income risk sectors in general and credit-sensitive assets in particular, as their fundamentals still look favorable. We view the U.S. corporate bond sector favorably, because it has weathered the economic cycle relatively well and investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, llp

June 16, 2014

Wellington Fund

Fund Profile
As of May 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.26%	0.18%
30-Day SEC Yield	2.20%	2.28%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	97	501	3,657
Median Market Cap	$91.0B	$68.1B	$48.0B
Price/Earnings Ratio	16.9x	18.8x	20.2x
Price/Book Ratio	2.3x	2.7x	2.6x
Return on Equity	18.7%	18.8%	17.5%
Earnings Growth
Rate	12.0%	14.2%	14.3%
Dividend Yield	2.5%	2.0%	1.9%
Foreign Holdings	8.6%	0.0%	0.0%
Turnover Rate
(Annualized)	41%	—	—
Short-Term Reserves	1.5%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	733	3,088	8,449
Yield to Maturity
(before expenses)	2.4%	2.4%	2.2%
Average Coupon	3.8%	3.8%	3.3%
Average Duration	6.1 years	6.6 years	5.6 years
Average Effective
Maturity	9.0 years	9.4 years	7.6 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	0.97	0.61

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.6%
Merck & Co. Inc.	Pharmaceuticals	2.9
Verizon Communications	Integrated Telecommunication
Inc.	Services	2.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.6
Chevron Corp.	Integrated Oil & Gas	2.5
Comcast Corp.	Cable & Satellite	2.5
Microsoft Corp.	Systems Software	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Johnson & Johnson	Pharmaceuticals	2.0
CVS Caremark Corp.	Drug Retail	1.9
Top Ten		25.4%
Top Ten as % of Total Net Assets		16.4%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2014, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2014, the annualized expense ratios were 0.27% for Investor Shares and 0.19% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.7%	11.9%	12.6%
Consumer Staples	8.5	9.7	8.5
Energy	11.4	10.5	9.8
Financials	20.0	16.0	17.2
Health Care	17.8	13.3	12.9
Industrials	12.7	10.7	11.6
Information
Technology	12.9	18.8	18.1
Materials	2.4	3.5	3.9
Telecommunication
Services	2.6	2.5	2.3
Utilities	3.0	3.1	3.1

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	3.9%
Commercial Mortgage-Backed	0.5
Finance	27.0
Foreign	2.7
Government Mortgage-Backed	7.9
Industrial	33.3
Treasury/Agency	14.6
Utilities	5.5
Other	4.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	22.9%
Aaa	5.1
Aa	13.6
A	42.1
Baa	16.3

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2003, Through May 31, 2014

Average Annual Total Returns: Periods Ended March 31, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	14.42%	15.88%	3.25%	4.87%	8.12%
Admiral Shares	5/14/2001	14.52	15.97	3.36	4.87	8.23

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	26,311,890	1,373,481	1.6%
Time Warner Inc.	11,274,010	787,264	0.9%
Ford Motor Co.	42,486,480	698,478	0.8%
Lowe’s Cos. Inc.	12,270,320	577,687	0.7%
Walt Disney Co.	6,484,146	544,733	0.6%
Consumer Discretionary—Other †		818,377	1.0%
		4,800,020	5.6%
Consumer Staples
CVS Caremark Corp.	13,151,340	1,030,013	1.2%
Wal-Mart Stores Inc.	7,977,900	612,463	0.7%
Consumer Staples—Other †		3,055,179	3.6%
		4,697,655	5.5%
Energy
Exxon Mobil Corp.	14,055,384	1,412,988	1.7%
Chevron Corp.	11,211,520	1,376,663	1.6%
Anadarko Petroleum Corp.	7,718,910	793,967	0.9%
BP plc ADR	13,650,010	688,643	0.8%
BG Group plc	28,260,122	579,492	0.7%
Schlumberger Ltd.	5,472,580	569,367	0.7%
Energy—Other †		883,109	1.0%
		6,304,229	7.4%
Financials
Wells Fargo & Co.	38,971,017	1,978,948	2.3%
JPMorgan Chase & Co.	23,549,396	1,308,640	1.5%
ACE Ltd.	9,602,460	995,871	1.2%
Prudential Financial Inc.	11,436,920	939,657	1.1%
PNC Financial Services Group Inc.	9,691,400	826,386	1.0%
BlackRock Inc.	2,399,840	731,711	0.9%
Citigroup Inc.	12,734,910	605,800	0.7%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Bank of America Corp.	24,040,500	363,973	0.4%
Financials—Other †		3,267,898	3.8%
		11,018,884	12.9%
Health Care
Merck & Co. Inc.	27,713,952	1,603,529	1.9%
Johnson & Johnson	10,672,450	1,082,827	1.3%
Pfizer Inc.	29,075,738	861,514	1.0%
Roche Holding AG	2,888,356	851,350	1.0%
Eli Lilly & Co.	14,137,500	846,271	1.0%
Cardinal Health Inc.	10,836,500	765,382	0.9%
AstraZeneca plc ADR	10,379,730	749,417	0.9%
Medtronic Inc.	12,018,800	733,507	0.8%
UnitedHealth Group Inc.	8,404,490	669,250	0.8%
Bristol-Myers Squibb Co.	13,317,790	662,427	0.8%
Health Care—Other †		972,924	1.1%
		9,798,398	11.5%
Industrials
United Parcel Service Inc. Class B	8,281,353	860,267	1.0%
General Electric Co.	26,550,300	711,282	0.8%
Honeywell International Inc.	6,665,870	620,926	0.7%
FedEx Corp.	4,118,480	593,720	0.7%
Raytheon Co.	5,853,930	571,168	0.7%
Industrials—Other †		3,643,050	4.3%
		7,000,413	8.2%
Information Technology
Microsoft Corp.	32,384,380	1,325,816	1.5%
Apple Inc.	1,432,300	906,646	1.1%
Intel Corp.	28,718,860	784,599	0.9%
Accenture plc Class A	9,214,010	750,481	0.9%
Cisco Systems Inc.	28,635,770	705,013	0.8%
Texas Instruments Inc.	12,862,672	604,288	0.7%
QUALCOMM Inc.	7,220,420	580,883	0.7%
International Business Machines Corp.	2,951,690	544,174	0.6%
Information Technology—Other †		925,141	1.1%
		7,127,041	8.3%
Materials
Dow Chemical Co.	11,140,900	580,664	0.7%
Materials—Other †		748,797	0.9%
		1,329,461	1.6%
Telecommunication Services
Verizon Communications Inc.	29,204,270	1,459,045	1.7%

Utilities
NextEra Energy Inc.	7,459,900	726,296	0.9%
Utilities—Other †		955,227	1.1%
		1,681,523	2.0%
Total Common Stocks (Cost $35,369,061)		55,216,669	64.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.375%	9/30/18	953,900	955,388	1.1%
	United States Treasury
	Note/Bond	2.875%	5/15/43	864,297	791,644	1.0%
	United States Treasury
	Note/Bond	0.250%	11/30/15	785,000	785,369	0.9%
	United States Treasury
	Note/Bond	0.125%–3.750%	4/30/15–2/15/44	1,682,291	1,703,238	2.0%
					4,235,639	5.0%
Conventional Mortgage-Backed Securities
[1,2,3] Fannie Mae Pool		4.500%	6/1/44	1,152,000	1,245,600	1.4%
[1,2]	Fannie Mae Pool	2.500%–3.000%	7/1/27–6/1/44	10,265	10,927	0.1%
[1,2,3] Freddie Mac Gold Pool		3.000%–4.500%	6/1/23–6/1/44	959,799	1,039,894	1.2%
	Conventional Mortgage-Backed Securities—Other †				5,170	0.0%
					2,301,591	2.7%
Nonconventional Mortgage-Backed Securities
[1,2]	Fannie Mae REMICS	3.500%–4.000%	9/25/29–5/25/31	28,311	29,285	0.0%
[1,2]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	119,198	0.2%
					148,483	0.2%
Total U.S. Government and Agency Obligations (Cost $6,566,975)					6,685,713	7.9%
Asset-Backed/Commercial Mortgage-Backed Securities
1	Banc of America Commercial
	Mortgage Trust 2006-2	5.730%	5/10/45	15,060	16,269	0.0%
1	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	18,271	19,765	0.0%
1	Bear Stearns Commercial
	Mortgage Securities
	Trust 2006-PWR13	5.540%	9/11/41	23,000	24,955	0.0%
1	Merrill Lynch Mortgage
	Trust 2006-C1	5.673%	5/12/39	25,972	27,981	0.1%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,039,796	1.2%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,127,493)					1,128,766	1.3%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.000%	9/1/17–4/1/44	285,388	311,629	0.4%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	111,355	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	29,710	0.0%
	Citigroup Inc.	1.750%–8.500%	12/15/15–5/6/44	530,708	587,661	0.7%
	JPMorgan Chase & Co.	3.250%–6.300%	9/15/14–8/16/43	478,446	525,157	0.6%
	Merrill Lynch & Co. Inc.	6.050%–6.875%	5/16/16–4/25/18	133,000	150,129	0.2%
	National City Corp.	6.875%	5/15/19	13,950	16,731	0.0%
	PNC Bank NA	4.200%–4.875%	9/21/17–11/1/25	66,650	72,929	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	42,375	0.1%
5	Wells Fargo & Co.	2.150%–5.625%	10/1/14–1/15/44	499,772	522,820	0.6%
4	Banking—Other †				3,402,370	4.0%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Brokerage †				13,300	0.0%
Finance Companies (0.6%)
General Electric
Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	445,131	502,740	0.6%
Insurance
ACE Capital Trust II	9.700%	4/1/30	20,000	29,550	0.0%
ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–5/15/24	73,705	79,826	0.1%
4 Five Corners Funding Trust	4.419%	11/15/23	42,330	44,830	0.1%
Prudential Financial Inc.	2.300%–5.100%	9/20/14–11/15/20	80,905	85,674	0.1%
4 Insurance—Other †				1,077,782	1.2%
4 Real Estate Investment Trusts †				238,540	0.3%
				7,845,108	9.2%
Industrial
Basic Industry †				313,101	0.4%
Capital Goods
General Electric Co.	2.700%–5.250%	12/6/17–3/11/44	84,420	86,922	0.1%
4 Capital Goods—Other †				692,954	0.8%
Communication
Comcast Corp.	2.850%–6.500%	1/15/23–3/1/44	188,410	197,170	0.3%
4 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	176,250	175,733	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,421	0.0%
Verizon
Communications Inc.	3.450%–7.750%	9/15/20–9/15/43	403,990	485,593	0.6%
4 Communication—Other †				1,205,191	1.4%
Consumer Cyclical
CVS Caremark Corp.	2.750%–5.750%	9/15/14–12/1/22	87,953	88,517	0.1%
Time Warner Cos. Inc.	6.950%–7.570%	2/1/24–1/15/28	40,000	51,877	0.1%
Time Warner Inc.	4.750%–4.875%	3/15/20–3/29/21	22,000	24,685	0.0%
Wal-Mart Stores Inc.	2.550%–5.625%	10/25/20–4/15/41	236,799	263,326	0.3%
4 Consumer Cyclical—Other †				1,220,685	1.4%
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–9/15/37	62,950	69,629	0.1%
Eli Lilly & Co.	4.650%	6/15/44	29,425	31,122	0.0%
Johnson & Johnson	5.150%	7/15/18	14,800	16,967	0.0%
Merck & Co. Inc.	1.300%–6.550%	5/18/18–5/18/43	120,535	121,789	0.1%
Pfizer Inc.	3.000%	6/15/23	70,000	69,598	0.1%
4 Roche Holdings Inc.	6.000%	3/1/19	9,810	11,616	0.0%
Wyeth LLC	5.950%	4/1/37	25,000	30,941	0.0%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,177	0.1%
4 Consumer Noncyclical—Other †				2,689,094	3.2%
Energy
BP Capital Markets plc	1.846%–4.750%	3/11/16–2/10/24	181,765	189,439	0.2%
Chevron Corp.	3.191%	6/24/23	49,470	50,241	0.1%
4 Energy—Other †				540,862	0.6%
4 Other Industrial †				32,929	0.0%
Technology
Apple Inc.	2.850%–4.450%	5/6/21–5/6/44	106,025	105,849	0.1%
Microsoft Corp.	4.000%	2/8/21	16,000	17,661	0.0%
Technology—Other †				387,421	0.5%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	34,051	0.0%
4 Transportation—Other †				391,792	0.5%
				9,660,353	11.3%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
Florida Power & Light Co. 4.950%–5.950%		2/1/35–2/1/38	104,215	127,820	0.2%
Electric—Other †				1,212,660	1.4%
4 Natural Gas †				230,620	0.3%
Other Utility †				41,486	0.0%
				1,612,586	1.9%
Total Corporate Bonds (Cost $17,783,438)				19,118,047	22.4%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $738,861) †				786,831	0.9%
Taxable Municipal Bonds (Cost $1,126,035) †				1,338,634	1.6%

			Shares
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	0.112%		19,217,500	19,218	0.0%

			Face
			Amount
			($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/30/14, Repurchase
Value $6,300,000, collateralized
by Government National
Mortgage Assn. 3.000%–5.500%,
5/15/33–2/15/44, with a value
of $6,426,000)	0.070%	6/2/14	6,300	6,300	0.0%
Bank of Montreal (Dated 5/30/14,
Repurchase Value $60,000,000,
collateralized by U.S. Treasury
Note 0.625%–2.875%,
9/30/17–10/31/18, with a value
of $61,200,000)	0.060%	6/2/14	60,000	60,000	0.1%
Citigroup Global Markets Inc.
(Dated 5/30/14, Repurchase Value
$57,300,000, collateralized by U.S.
Treasury Note 0.250%–4.500%,
9/30/14–5/15/17, and U.S. Treasury
Bond 3.125%, 11/15/41, with a
value of $58,446,000)	0.060%	6/2/14	57,300	57,300	0.1%
Deutsche Bank Securities, Inc.
(Dated 5/30/14, Repurchase Value
$137,001,000, collateralized by
Federal Home Loan Mortgage Corp.
3.000%–5.500%, 4/1/37–5/1/44,
Federal National Mortgage Assn.
3.000%–6.500%, 9/1/25–4/1/44,
and Government National
Mortgage Assn. 3.500%–5.000%,
8/15/41–3/20/44, with a value
of $139,740,000)	0.080%	6/2/14	137,000	137,000	0.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
HSBC Bank USA (Dated 5/30/14,
Repurchase Value $175,002,000,
collateralized by Federal National
Mortgage Assn. 2.000%–4.500%,
6/1/23–2/1/44, with a value of
$178,019,000)	0.080%	6/2/14	175,000	175,000	0.2%
HSBC Bank USA (Dated 5/30/14,
Repurchase Value $23,805,000,
collateralized by Federal National
Mortgage Assn. 3.500%, 2/1/29,
with a value of $24,216,000)	0.080%	6/2/14	23,800	23,800	0.0%
RBC Capital Markets LLC
(Dated 5/30/14, Repurchase Value
$105,901,000, collateralized by
Federal National Mortgage Assn.
2.552%–4.000%, 10/1/32–4/1/44,
with a value of $108,018,000)	0.070%	6/2/14	105,900	105,900	0.1%
RBS Securities, Inc. (Dated 5/30/14,
Repurchase Value $141,801,000,
collateralized by U.S. Treasury Note
0.625%–2.625%, 8/31/17–8/15/20,
with a value of $143,967,000)	0.060%	6/2/14	141,800	141,800	0.2%
TD Securities (USA) LLC
(Dated 5/30/14, Repurchase Value
$60,600,000, collateralized by
Federal Home Loan Mortgage Corp.
4.000%, 3/1/26, Federal National
Mortgage Corp. 4.500%, 3/1/44,
U.S. Treasury Note 1.500%,
8/31/18, with a value of
$61,812,000)	0.070%	6/2/14	60,600	60,600	0.1%
				767,700	0.9%
U.S. Government and Agency Obligations
United States Treasury Bill	0.010%	6/5/14	250,000	250,000	0.3%
U.S. Government and Agency Obligations—Other †				276,122	0.3%
				526,122	0.6%
Total Temporary Cash Investments (Cost $1,313,039)				1,313,040	1.5%
[8]Total Investments (Cost $64,024,902)				85,587,700	100.3%
Other Assets and Liabilities
Other Assets[9]				1,265,371	1.5%
Liabilities[6]				(1,562,736)	(1.8%)
				(297,365)	(0.3%)
Net Assets				85,290,335	100.0%

Wellington Fund

At May 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	61,829,944
Undistributed Net Investment Income	338,682
Accumulated Net Realized Gains	1,552,927
Unrealized Appreciation (Depreciation)
Investment Securities	21,562,798
Futures Contracts	5,848
Foreign Currencies	136
Net Assets	85,290,335

Investor Shares—Net Assets
Applicable to 690,104,735 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,312,573
Net Asset Value Per Share—Investor Shares	$39.58

Admiral Shares—Net Assets
Applicable to 848,101,151 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	57,977,762
Net Asset Value Per Share—Admiral Shares	$68.36

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2014.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $3,480,215,000, representing 4.1% of net assets.
5 Adjustable-rate security.
6 Includes $19,218,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
8 The total value of securities on loan is $18,249,000.
9 Cash of $29,836,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REMIC—Real Estate Mortgage Investment Conduit.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2014
($000)
Investment Income
Income
Dividends[1]	724,106
Interest	477,089
Securities Lending	2,635
Total Income	1,203,830
Expenses
Investment Advisory Fees—Note B
Basic Fee	31,604
Performance Adjustment	(1,051)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,985
Management and Administrative—Admiral Shares	26,958
Marketing and Distribution—Investor Shares	2,154
Marketing and Distribution—Admiral Shares	3,924
Custodian Fees	404
Shareholders’ Reports—Investor Shares	51
Shareholders’ Reports—Admiral Shares	55
Trustees’ Fees and Expenses	58
Total Expenses	88,142
Net Investment Income	1,115,688
Realized Net Gain (Loss)
Investment Securities Sold	1,697,231
Futures Contracts	(81,301)
Swap Contracts	4,308
Foreign Currencies	(845)
Realized Net Gain (Loss)	1,619,393
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,499,043
Futures Contracts	200
Swap Contracts	(2,121)
Foreign Currencies	9
Change in Unrealized Appreciation (Depreciation)	2,497,131
Net Increase (Decrease) in Net Assets Resulting from Operations	5,232,212
1 Dividends are net of foreign withholding taxes of $11,388,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,115,688	1,919,944
Realized Net Gain (Loss)	1,619,393	3,358,741
Change in Unrealized Appreciation (Depreciation)	2,497,131	7,121,424
Net Increase (Decrease) in Net Assets Resulting from Operations	5,232,212	12,400,109
Distributions
Net Investment Income
Investor Shares	(351,629)	(725,993)
Admiral Shares	(721,221)	(1,175,953)
Realized Capital Gain[1]
Investor Shares	(1,052,242)	(342,707)
Admiral Shares	(2,061,295)	(484,884)
Total Distributions	(4,186,387)	(2,729,537)
Capital Share Transactions
Investor Shares	14,053	(3,405,616)
Admiral Shares	4,940,846	8,659,551
Net Increase (Decrease) from Capital Share Transactions	4,954,899	5,253,935
Total Increase (Decrease)	6,000,724	14,924,507
Net Assets
Beginning of Period	79,289,611	64,365,104
End of Period[2]	85,290,335	79,289,611

1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $463,589,000 and $152,007,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $338,682,000 and $296,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$39.17	$34.29	$31.08	$29.94	$28.99	$23.79
Investment Operations
Net Investment Income	.517	1.085	.959	.929	.868	.909
Net Realized and Unrealized Gain (Loss)
on Investments	1.937	5.194	3.201	1.115	.960	5.217
Total from Investment Operations	2.454	6.279	4.160	2.044	1.828	6.126
Distributions
Dividends from Net Investment Income	(. 506)	(. 958)	(. 950)	(. 904)	(. 878)	(. 926)
Distributions from Realized Capital Gains	(1.538)	(.441)	—	—	—	—
Total Distributions	(2.044)	(1.399)	(.950)	(.904)	(.878)	(.926)
Net Asset Value, End of Period	$39.58	$39.17	$34.29	$31.08	$29.94	$28.99

Total Return[1]	6.53%	18.85%	13.56%	6.85%	6.43%	26.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,313	$26,978	$26,716	$25,743	$26,717	$28,114
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.26%	0.25%	0.27%	0.30%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.61%	2.91%	2.95%	2.97%	3.59%
Portfolio Turnover Rate	41%[3]	35%[3]	31%[3]	38%[3]	35%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.02%), 0.00%, 0.01%, and 0.02%.
3 Includes 12%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$67.65	$59.24	$53.68	$51.71	$50.07	$41.10
Investment Operations
Net Investment Income	.919	1.700	1.703	1.645	1.542	1.619
Net Realized and Unrealized Gain (Loss)
on Investments	3.348	9.175	5.544	1.930	1.658	8.999
Total from Investment Operations	4.267	10.875	7.247	3.575	3.200	10.618
Distributions
Dividends from Net Investment Income	(.901)	(1.703)	(1.687)	(1.605)	(1.560)	(1.648)
Distributions from Realized Capital Gains (2.656)		(.762)	—	—	—	—
Total Distributions	(3.557)	(2.465)	(1.687)	(1.605)	(1.560)	(1.648)
Net Asset Value, End of Period	$68.36	$67.65	$59.24	$53.68	$51.71	$50.07

Total Return	6.57%	18.91%	13.69%	6.94%	6.52%	26.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57,978	$52,311	$37,649	$29,048	$24,623	$19,211
Ratio of Total Expenses to
Average Net Assets[1]	0.19%	0.18%	0.17%	0.19%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.77%	2.69%	2.99%	3.03%	3.05%	3.70%
Portfolio Turnover Rate	41%[2]	35%[2]	31%[2]	38%[2]	35%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.02%), 0.00%, 0.01%, and 0.02%.
2 Includes 12%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

Wellington Fund

counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2014, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties,

Wellington Fund

monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended May 31, 2014, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional values. The fund had no open swap contracts at May 31, 2014.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At May 31, 2014, counterparties had deposited in segregated accounts cash with a value of $1,030,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions

Wellington Fund

may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 31, 2010–2013), and for the period ended May 31, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of

Wellington Fund

trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended May 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $1,051,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2014, the fund had contributed capital of $8,846,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of May 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	6,685,713	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,005,548	123,218
Corporate Bonds	—	19,118,047	—
Sovereign Bonds	—	786,831	—
Taxable Municipal Bonds	—	1,338,634	—
Common Stocks	51,367,095	3,849,574	—
Temporary Cash Investments	19,218	1,293,822	—
Futures Contracts—Assets[1]	3,104	—	—
Futures Contracts—Liabilities[1]	(590)	—	—
Total	51,388,827	34,078,169	123,218
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2014, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(81,301)	—	(81,301)
Swap Contracts	—	4,308	4,308
Realized Net Gain (Loss) on Derivatives	(81,301)	4,308	(76,993)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	200	—	200
Swap Contracts	—	(2,121)	(2,121)
Change in Unrealized Appreciation (Depreciation) on Derivatives	200	(2,121)	(1,921)

Wellington Fund

At May 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(23,275)	(2,921,376)	3,228
30-Year U.S. Treasury Bond	September 2014	(2,552)	(350,820)	897
2-Year U.S. Treasury Note	October 2014	4,118	904, 995	186
5-Year U.S. Treasury Note	September 2014	7,074	847,167	1,036
Ultra Long U.S. Treasury Bond	September 2014	397	59,662	501
				5,848

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2014, the fund realized net foreign currency losses of $845,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $284,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2014, the cost of investment securities for tax purposes was $64,084,383,000. Net unrealized appreciation of investment securities for tax purposes was $21,503,317,000, consisting of unrealized gains of $21,692,386,000 on securities that had risen in value since their purchase and $189,069,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2014, the fund purchased $9,233,705,000 of investment securities and sold $8,460,162,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,272,650,000 and $8,071,120,000, respectively.

Wellington Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2014	November 30, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,513,115	39,602	3,551,065	98,175
Issued in Lieu of Cash Distributions	1,365,163	36,032	1,037,876	29,677
Redeemed	(2,864,225)	(74,314)	(7,994,557)	(218,082)
Net Increase (Decrease)—Investor Shares	14,053	1,320	(3,405,616)	(90,230)
Admiral Shares
Issued	4,843,231	72,913	12,106,200	191,046
Issued in Lieu of Cash Distributions	2,626,451	40,141	1,548,758	25,530
Redeemed	(2,528,836)	(38,161)	(4,995,407)	(78,941)
Net Increase (Decrease)—Admiral Shares	4,940,846	74,893	8,659,551	137,635

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2013	5/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,065.29	$1.39
Admiral Shares	1,000.00	1,065.75	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.36
Admiral Shares	1,000.00	1,023.98	0.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served
by The Vanguard Group, since January 2010; Director
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group, and of
each of the investment companies served by The
Vanguard Group, since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America
and Corporate Vice President (retired 2008) of Xerox
Corporation (document management products and
services); Executive in Residence and 2009–2010
Distinguished Minett Professor at the Rochester
Institute of Technology; Director of SPX Corporation
(multi-industry manufacturing), the United Way of
Rochester, Amerigroup Corporation (managed health
care), the University of Rochester Medical Center,
Monroe Community College Foundation, and North
Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:
Chairman and Chief Executive Officer (retired 2009)
and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science, School of
Arts and Sciences, and Professor of Communication,
Annenberg School for Communication, with secondary
faculty appointments in the Department of Philosophy,
School of Arts and Sciences, and at the Graduate
School of Education, University of Pennsylvania;
Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Vice President and Chief Global Diversity Officer
(retired 2008) and Member of the Executive
Committee (1997–2008) of Johnson & Johnson
(pharmaceuticals/medical devices/consumer
products); Director of Skytop Lodge Corporation
(hotels), the University Medical Center at Princeton,
the Robert Wood Johnson Foundation, and the Center
for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2009) of Cummins
Inc. (industrial machinery); Chairman of the Board
of Hillenbrand, Inc. (specialized consumer services),
and of Oxfam America; Director of SKF AB (industrial
machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
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© 2014 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q212 072014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

		Market
		Value
	Shares	($000)
Common Stocks (64.7%)
Consumer Discretionary (5.6%)
Comcast Corp. Class A	26,311,890	1,373,481
Time Warner Inc.	11,274,010	787,264
Ford Motor Co.	42,486,480	698,478
Lowe's Cos. Inc.	12,270,320	577,687
Walt Disney Co.	6,484,146	544,733
Volkswagen AG Preference Shares	1,575,500	419,535
* DIRECTV	3,110,400	256,421
Honda Motor Co. Ltd.	4,057,000	142,421
		4,800,020
Consumer Staples (5.5%)
CVS Caremark Corp.	13,151,340	1,030,013
Wal-Mart Stores Inc.	7,977,900	612,463
Procter & Gamble Co.	6,669,765	538,850
Philip Morris International Inc.	5,999,300	531,178
Unilever NV	11,783,700	511,531
Diageo plc	13,689,527	440,783
Kraft Foods Group Inc.	6,794,200	403,983
Walgreen Co.	4,491,930	323,015
Anheuser-Busch InBev NV ADR	1,386,800	152,437
Mondelez International Inc. Class A	3,077,000	115,757
Diageo plc ADR	292,300	37,645
		4,697,655
Energy (7.4%)
Exxon Mobil Corp.	14,055,384	1,412,988
Chevron Corp.	11,211,520	1,376,663
Anadarko Petroleum Corp.	7,718,910	793,967
BP plc ADR	13,650,010	688,643
BG Group plc	28,260,122	579,492
Schlumberger Ltd.	5,472,580	569,367
Suncor Energy Inc.	8,320,420	320,586
Halliburton Co.	4,670,050	301,872
Phillips 66	3,074,081	260,651
		6,304,229
Financials (12.9%)
Wells Fargo & Co.	38,971,017	1,978,948
JPMorgan Chase & Co.	23,549,396	1,308,640
ACE Ltd.	9,602,460	995,871
Prudential Financial Inc.	11,436,920	939,657
PNC Financial Services Group Inc.	9,691,400	826,386
BlackRock Inc.	2,399,840	731,711
Citigroup Inc.	12,734,910	605,800
MetLife Inc.	8,826,985	449,558
US Bancorp	9,868,800	416,365
Mitsubishi UFJ Financial Group Inc.	68,543,200	386,879
Marsh & McLennan Cos. Inc.	7,559,100	379,996
Bank of America Corp.	24,040,500	363,973
Bank of Nova Scotia	4,855,900	311,749
Standard Chartered plc	12,889,347	290,208
Aflac Inc.	4,687,880	287,039
UBS AG	11,573,534	232,975
Northern Trust Corp.	2,994,900	180,892
Vornado Realty Trust	1,252,700	134,139
Hartford Financial Services Group Inc.	3,495,472	121,118
American International Group Inc.	1,423,700	76,980
		11,018,884
Health Care (11.5%)
Merck & Co. Inc.	27,713,952	1,603,529
Johnson & Johnson	10,672,450	1,082,827
Pfizer Inc.	29,075,738	861,514
Roche Holding AG	2,888,356	851,350
Eli Lilly & Co.	14,137,500	846,271

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

		Market
		Value
	Shares	($000)
Cardinal Health Inc.	10,836,500	765,382
AstraZeneca plc ADR	10,379,730	749,417
Medtronic Inc.	12,018,800	733,507
UnitedHealth Group Inc.	8,404,490	669,250
Bristol-Myers Squibb Co.	13,317,790	662,427
Zoetis Inc.	11,873,396	364,513
* Gilead Sciences Inc.	3,434,900	278,948
AmerisourceBergen Corp. Class A	2,421,400	177,198
* Celgene Corp.	995,000	152,265
		9,798,398
Industrials (8.2%)
United Parcel Service Inc. Class B	8,281,353	860,267
General Electric Co.	26,550,300	711,282
Honeywell International Inc.	6,665,870	620,926
FedEx Corp.	4,118,480	593,720
Raytheon Co.	5,853,930	571,168
United Technologies Corp.	4,677,400	543,607
Schneider Electric SA	5,440,382	512,514
CSX Corp.	16,745,840	492,328
Eaton Corp. plc	6,547,900	482,515
Deere & Co.	4,922,460	448,781
^ ABB Ltd. ADR	14,026,500	332,989
Union Pacific Corp.	1,250,960	249,279
General Dynamics Corp.	1,877,265	221,743
Caterpillar Inc.	1,915,850	195,857
Lockheed Martin Corp.	998,700	163,437
		7,000,413
Information Technology (8.3%)
Microsoft Corp.	32,384,380	1,325,816
Apple Inc.	1,432,300	906,646
Intel Corp.	28,718,860	784,599
Accenture plc Class A	9,214,010	750,481
Cisco Systems Inc.	28,635,770	705,013
Texas Instruments Inc.	12,862,672	604,288
QUALCOMM Inc.	7,220,420	580,883
International Business Machines Corp.	2,951,690	544,174
* eBay Inc.	9,019,790	457,574
Oracle Corp.	10,591,150	445,040
* Google Inc.	40,156	22,527
		7,127,041
Materials (1.6%)
Dow Chemical Co.	11,140,900	580,664
International Paper Co.	7,870,300	374,863
BHP Billiton plc	7,220,630	226,391
Goldcorp Inc.	6,313,360	147,543
		1,329,461
Telecommunication Services (1.7%)
Verizon Communications Inc.	29,204,270	1,459,045

Utilities (2.0%)
NextEra Energy Inc.	7,459,900	726,296
Dominion Resources Inc.	5,899,600	406,836
Exelon Corp.	8,892,664	327,517
Duke Energy Corp.	3,107,400	220,874
		1,681,523
Total Common Stocks (Cost $35,369,061)		55,216,669

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.9%)
U.S. Government Securities (5.0%)
	United States Treasury Note/Bond	0.125%	4/30/15	85,900	85,927
	United States Treasury Note/Bond	0.250%	5/31/15	141,400	141,599
	United States Treasury Note/Bond	0.375%	6/30/15	147,150	147,542
	United States Treasury Note/Bond	0.250%	11/30/15	785,000	785,369
	United States Treasury Note/Bond	0.250%	12/31/15	134,300	134,342
	United States Treasury Note/Bond	1.500%	6/30/16	506,905	518,310
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,233
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	228,132
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	218,143
	United States Treasury Note/Bond	1.375%	9/30/18	953,900	955,388
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	32,133
	United States Treasury Note/Bond	2.875%	5/15/43	864,297	791,644
	United States Treasury Note/Bond	3.750%	11/15/43	24,121	26,111
	United States Treasury Note/Bond	3.625%	2/15/44	150,000	158,766
					4,235,639
Conventional Mortgage-Backed Securities (2.7%)
1,2	Fannie Mae Pool	2.500%-3.000%	7/1/27–6/1/44	10,265	10,927
1,2,3	Fannie Mae Pool	4.500%	6/1/44	1,152,000	1,245,600
1,2	Freddie Mac Gold Pool	3.000%	7/1/43–6/1/44	1	112
1,2,3	Freddie Mac Gold Pool	4.500%	6/1/23–2/1/44	959,798	1,039,782
2	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	4,460	5,152
2	Ginnie Mae I Pool	8.000%	6/15/17	18	18
					2,301,591
Nonconventional Mortgage-Backed Securities (0.2%)
1,2	Fannie Mae REMICS	3.500%	4/25/31	9,730	9,768
1,2	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,517
1,2	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,773
1,2	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	113,425
					148,483
Total U.S. Government and Agency Obligations (Cost $6,566,975)					6,685,713
Asset-Backed/Commercial Mortgage-Backed Securities (1.3%)
2	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	3,269	3,277
2	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,982
2	AmeriCredit Automobile Receivables Trust 2012-1	4.720%	3/8/18	11,557	12,119
2,4,5	Apidos CDO	1.710%	4/17/26	50,405	50,251
2,4,5	ARES CLO Ltd.	1.763%	4/17/26	49,360	49,260
2,4,5	Atlas Senior Loan Fund V Ltd.	0.000%	7/16/26	12,135	12,135
2,4,5	Atrium IX	1.529%	2/28/24	5,350	5,307
2,5	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	12,000	12,360
2,4,5	Babson CLO Ltd.	0.000%	7/12/25	5,660	5,660
2	Banc of America Commercial Mortgage Trust 2006-2	5.730%	5/10/45	15,060	16,269
2	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	18,271	19,765
2	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	23,000	24,955
2,4,5	Carlyle Global Market Strategies CLO 2013-3 Ltd.	1.346%	7/15/25	8,015	7,862
2,4,5	CECLO 2013-20A 144A	1.709%	1/25/26	40,000	39,849

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,4,5	Cent CLO	0.000%	7/27/26	24,430	24,430
2,4,5	CIFC Funding Ltd.	1.658%	4/18/25	47,325	47,188
2	COMM 2006-C7 Mortgage Trust	5.752%	6/10/46	21,299	22,972
2	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,251
2	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	13,373	14,377
2,4,5	Dryden Senior Loan Fund	1.620%	4/18/26	46,650	46,168
2,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	15,684	15,759
2,5	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	16,270	16,713
2	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,539
2,5	Hertz Vehicle Financing LLC 2011-1A	2.200%	3/25/16	36,320	36,683
2,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	46,357
2,4,5	ING Investment Management Co.	1.769%	4/18/26	46,560	46,418
2	LB-UBS Commercial Mortgage Trust 2006-C4	5.835%	6/15/38	9,694	10,511
2,4	LB-UBS Commercial Mortgage Trust 2008-C1	6.150%	4/15/41	29,465	33,627
2,4,5	Limerock CLO	1.735%	4/18/26	53,500	53,342
2,4,5	Madison Park Funding Ltd.	1.678%	1/19/25	31,070	30,909
2,4,5	Madison Park Funding Ltd.	1.723%	7/20/26	36,990	36,990
2	Merrill Lynch Mortgage Trust 2006-C1	5.673%	5/12/39	25,972	27,981
2,5	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,671
2	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	11,699	12,060
2,4,5	OZLM VI Ltd.	1.730%	4/17/26	38,280	38,261
2	Santander Drive Auto Receivables Trust 2011-1	2.350%	11/16/15	1,317	1,319
2,4,5	Seneca Park CLO Ltd.	0.000%	7/17/26	27,340	27,325
2,5	Springleaf Funding Trust	2.410%	12/15/22	45,080	45,175
2,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,012
2,4,5	SYMP 14-14AA2 144A	1.480%	7/14/26	46,405	46,405
2	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	9,009
2,4,5	Voya CLO 2014-2 Ltd.	0.000%	7/17/26	7,275	7,263
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,127,493)					1,128,766
Corporate Bonds (22.4%)
Finance (9.2%)
	Banking (6.8%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	22,963
	American Express Co.	1.550%	5/22/18	62,130	62,037
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,289
	American Express Credit Corp.	2.375%	3/24/17	71,985	74,659
	American Express Credit Corp.	2.125%	7/27/18	49,605	50,608
	Bank of America Corp.	6.000%	9/1/17	69,725	79,144
	Bank of America Corp.	5.750%	12/1/17	30,000	33,995
	Bank of America Corp.	5.625%	7/1/20	4,550	5,244
	Bank of America Corp.	5.875%	1/5/21	40,000	46,557
	Bank of America Corp.	3.300%	1/11/23	24,005	23,610
	Bank of America Corp.	4.100%	7/24/23	6,735	6,962
	Bank of America Corp.	4.125%	1/22/24	26,100	26,878
	Bank of America Corp.	4.000%	4/1/24	27,765	28,368
	Bank of America Corp.	5.875%	2/7/42	9,965	11,837
	Bank of America Corp.	5.000%	1/21/44	39,433	41,643
	Bank of America Corp.	4.875%	4/1/44	7,110	7,391
	Bank of America NA	5.300%	3/15/17	68,000	74,954
	Bank of America NA	6.000%	10/15/36	30,000	36,401
	Bank of Montreal	1.300%	7/15/16	34,200	34,648
	Bank of Montreal	2.500%	1/11/17	79,535	82,774
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	60,802
	Bank of Nova Scotia	3.400%	1/22/15	82,000	83,627
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,774
5	Barclays Bank plc	6.050%	12/4/17	47,500	53,837
	Barclays Bank plc	2.500%	2/20/19	31,800	32,297
	Barclays Bank plc	5.125%	1/8/20	18,095	20,470
	Barclays Bank plc	5.140%	10/14/20	11,905	12,996

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays Bank plc	3.750%	5/15/24	32,000	32,309
	BB&T Corp.	3.200%	3/15/16	34,000	35,450
	BB&T Corp.	4.900%	6/30/17	8,045	8,813
	BB&T Corp.	5.250%	11/1/19	8,000	9,115
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,145
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,565
	BNP Paribas SA	2.400%	12/12/18	53,700	54,300
	BNP Paribas SA	3.250%	3/3/23	12,270	12,074
	BNY Mellon NA	4.750%	12/15/14	4,750	4,862
	BPCE SA	2.500%	12/10/18	18,325	18,608
	BPCE SA	4.000%	4/15/24	38,745	39,462
5	BPCE SA	5.150%	7/21/24	35,885	37,376
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	57,702
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,383
	Capital One Financial Corp.	2.150%	3/23/15	27,380	27,750
	Capital One Financial Corp.	3.150%	7/15/16	10,000	10,457
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,927
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,992
	Capital One Financial Corp.	3.750%	4/24/24	55,460	56,316
	Citigroup Inc.	4.587%	12/15/15	23,975	25,356
	Citigroup Inc.	3.953%	6/15/16	41,322	43,698
	Citigroup Inc.	5.850%	8/2/16	30,000	32,992
	Citigroup Inc.	4.450%	1/10/17	35,670	38,515
	Citigroup Inc.	6.125%	11/21/17	64,960	74,286
	Citigroup Inc.	1.750%	5/1/18	25,000	24,842
	Citigroup Inc.	6.125%	5/15/18	9,500	10,984
	Citigroup Inc.	2.500%	9/26/18	18,000	18,401
	Citigroup Inc.	2.550%	4/8/19	55,000	55,553
	Citigroup Inc.	8.500%	5/22/19	34,000	43,529
	Citigroup Inc.	5.375%	8/9/20	32,616	37,313
	Citigroup Inc.	4.500%	1/14/22	33,920	36,822
	Citigroup Inc.	6.625%	6/15/32	45,000	53,685
	Citigroup Inc.	6.125%	8/25/36	30,000	34,104
	Citigroup Inc.	8.125%	7/15/39	8,325	12,405
	Citigroup Inc.	5.875%	1/30/42	1,290	1,537
	Citigroup Inc.	4.950%	11/7/43	16,000	16,953
	Citigroup Inc.	5.300%	5/6/44	26,130	26,686
5	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	53,174
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	55,610	56,246
5	Credit Agricole SA	3.500%	4/13/15	12,865	13,179
5	Credit Agricole SA	2.500%	4/15/19	57,830	58,361
	Credit Suisse	2.300%	5/28/19	51,010	51,156
	Deutsche Bank AG	2.500%	2/13/19	55,800	56,693
	Deutsche Bank AG	3.700%	5/30/24	36,745	36,888
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	61,197
	Goldman Sachs Group Inc.	5.350%	1/15/16	58,000	61,939
	Goldman Sachs Group Inc.	5.625%	1/15/17	19,820	21,903
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	50,111
	Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,569
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	34,820
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,907
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	63,812
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	47,045
	Goldman Sachs Group Inc.	3.625%	1/22/23	63,920	63,974
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	57,402
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	52,745
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	43,408
5	HSBC Bank plc	3.500%	6/28/15	17,937	18,533
5	HSBC Bank plc	4.750%	1/19/21	62,040	69,136
	HSBC Holdings plc	4.000%	3/30/22	72,455	77,350
	HSBC Holdings plc	6.500%	5/2/36	25,000	30,507
	HSBC Holdings plc	6.100%	1/14/42	40,665	51,456
	HSBC Holdings plc	5.250%	3/14/44	13,210	13,982
	HSBC USA Inc.	1.625%	1/16/18	39,500	39,577

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC USA Inc.	2.625%	9/24/18	20,000	20,698
	Huntington National Bank	2.200%	4/1/19	22,280	22,321
5	ING Bank NV	3.750%	3/7/17	23,000	24,516
	JPMorgan Chase & Co.	5.125%	9/15/14	14,550	14,739
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	41,655
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	65,449
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,247
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	61,928
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	44,996
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,844
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,627
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	26,927
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,049
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	111,288
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	20,370
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	18,038
	Mellon Funding Corp.	5.000%	12/1/14	30,000	30,701
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	76,449
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	26,364
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	47,316
	Morgan Stanley	6.000%	4/28/15	44,000	46,116
	Morgan Stanley	3.800%	4/29/16	9,470	9,985
	Morgan Stanley	5.450%	1/9/17	70,000	77,302
	Morgan Stanley	2.125%	4/25/18	52,125	52,623
	Morgan Stanley	2.500%	1/24/19	100,000	101,408
	Morgan Stanley	5.625%	9/23/19	24,355	28,009
	Morgan Stanley	5.750%	1/25/21	79,825	92,414
	Morgan Stanley	3.875%	4/29/24	97,010	97,897
	Morgan Stanley	6.250%	8/9/26	20,000	24,340
	National City Corp.	6.875%	5/15/19	13,950	16,731
5	Nordea Bank AB	3.700%	11/13/14	22,880	23,228
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,604
	PNC Bank NA	4.875%	9/21/17	50,000	55,309
	PNC Bank NA	4.200%	11/1/25	16,650	17,620
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	42,375
5	Standard Chartered plc	3.850%	4/27/15	14,990	15,426
	State Street Corp.	5.375%	4/30/17	76,315	85,739
5	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	56,043
	Svenska Handelsbanken AB	2.875%	4/4/17	40,000	41,862
	UBS AG	3.875%	1/15/15	29,052	29,666
	UBS AG	5.875%	7/15/16	50,000	54,906
	UBS AG	4.875%	8/4/20	8,000	9,026
	US Bancorp	1.650%	5/15/17	32,000	32,232
	US Bancorp	3.700%	1/30/24	52,500	54,561
	Wells Fargo & Co.	3.750%	10/1/14	28,000	28,308
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,261
4	Wells Fargo & Co.	3.676%	6/15/16	19,000	20,102
	Wells Fargo & Co.	2.625%	12/15/16	53,000	55,225
	Wells Fargo & Co.	5.625%	12/11/17	31,150	35,506
	Wells Fargo & Co.	2.150%	1/15/19	91,150	92,075
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,287
	Wells Fargo & Co.	3.500%	3/8/22	72,215	74,730
	Wells Fargo & Co.	3.450%	2/13/23	61,885	61,318
	Wells Fargo & Co.	4.480%	1/16/24	46,156	48,840
	Wells Fargo & Co.	5.606%	1/15/44	68,281	77,168
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,300

	Finance Companies (0.6%)
	General Electric Capital Corp.	4.625%	1/7/21	78,930	88,081
	General Electric Capital Corp.	5.300%	2/11/21	30,850	35,132
	General Electric Capital Corp.	3.150%	9/7/22	119,030	120,296
	General Electric Capital Corp.	3.100%	1/9/23	19,460	19,426

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.450%	5/15/24	28,400	28,583
	General Electric Capital Corp.	6.750%	3/15/32	30,000	39,450
	General Electric Capital Corp.	6.150%	8/7/37	46,100	57,325
	General Electric Capital Corp.	5.875%	1/14/38	66,921	80,280
	General Electric Capital Corp.	6.875%	1/10/39	25,440	34,167
	Insurance (1.5%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	29,550
	ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,327
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	46,347
	ACE INA Holdings Inc.	3.350%	5/15/24	22,345	22,152
	Aetna Inc.	1.750%	5/15/17	2,636	2,673
	Aetna Inc.	6.500%	9/15/18	11,460	13,592
	Allstate Corp.	5.000%	8/15/14	10,000	10,094
2	Allstate Corp.	6.125%	5/15/67	30,000	32,025
2	Allstate Corp.	6.500%	5/15/67	20,000	21,700
	American International Group Inc.	4.125%	2/15/24	18,450	19,401
	Chubb Corp.	6.000%	5/11/37	50,000	62,705
	CNA Financial Corp.	3.950%	5/15/24	5,410	5,593
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	32,519
5	Five Corners Funding Trust	4.419%	11/15/23	42,330	44,830
5	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,682
5	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,927
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	38,611
	Loews Corp.	2.625%	5/15/23	21,720	20,635
5	MassMutual Global Funding II	2.100%	8/2/18	46,890	47,510
5	MassMutual Global Funding II	2.350%	4/9/19	28,000	28,426
	MetLife Inc.	3.600%	4/10/24	40,250	40,941
	MetLife Inc.	4.125%	8/13/42	5,565	5,412
	MetLife Inc.	4.875%	11/13/43	31,425	33,852
5	Metropolitan Life Global Funding I	5.125%	6/10/14	8,000	8,006
5	Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,239
5	Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,817
5	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	55,833
5	New York Life Global Funding	1.650%	5/15/17	44,000	44,535
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	65,711
	Prudential Financial Inc.	5.100%	9/20/14	10,000	10,140
	Prudential Financial Inc.	3.000%	5/12/16	11,995	12,508
	Prudential Financial Inc.	2.300%	8/15/18	24,545	25,000
	Prudential Financial Inc.	4.500%	11/15/20	34,365	38,026
5	QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,042
	Torchmark Corp.	7.875%	5/15/23	45,000	58,347
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	37,514
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,847
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	30,449
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	30,159
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,683
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,721
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	66,469
	WellPoint Inc.	2.300%	7/15/18	15,110	15,385
	WellPoint Inc.	3.700%	8/15/21	10,000	10,474
	WellPoint Inc.	3.125%	5/15/22	53,740	53,859
	WellPoint Inc.	3.300%	1/15/23	42,468	42,394
	Real Estate Investment Trusts (0.3%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,842
	Duke Realty LP	6.500%	1/15/18	8,755	10,036
	HCP Inc.	3.750%	2/1/16	7,950	8,342
	Realty Income Corp.	6.750%	8/15/19	21,075	25,267
	Realty Income Corp.	4.650%	8/1/23	25,010	26,794
	Simon Property Group LP	5.100%	6/15/15	50,000	52,392
	Simon Property Group LP	6.100%	5/1/16	49,050	53,432
5	WEA Finance LLC	7.125%	4/15/18	34,000	40,435
					7,845,108

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Industrial (11.3%)
	Basic Industry (0.4%)
	BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	16,710
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	45,970	48,310
	CF Industries Inc.	5.375%	3/15/44	36,165	38,873
	EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	56,182
	Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	27,551
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	43,673
	Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,282
	Rio Tinto Finance USA plc	2.250%	12/14/18	50,200	50,781
	Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	17,381
2	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	4,500	5,358
	Capital Goods (0.9%)
	3M Co.	6.375%	2/15/28	24,990	33,000
	Boeing Co.	8.625%	11/15/31	9,460	14,393
	Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,602
	Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	51,150
	Caterpillar Inc.	3.900%	5/27/21	51,914	56,289
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,035
	Caterpillar Inc.	3.400%	5/15/24	30,675	31,133
	Caterpillar Inc.	3.803%	8/15/42	13,960	12,888
	Caterpillar Inc.	4.300%	5/15/44	13,000	13,034
	Deere & Co.	7.125%	3/3/31	17,500	24,222
	General Dynamics Corp.	3.875%	7/15/21	14,925	16,050
	General Electric Co.	5.250%	12/6/17	11,685	13,228
	General Electric Co.	2.700%	10/9/22	29,000	28,523
	General Electric Co.	4.125%	10/9/42	8,735	8,607
	General Electric Co.	4.500%	3/11/44	35,000	36,564
	Honeywell International Inc.	4.250%	3/1/21	40,681	45,090
	Illinois Tool Works Inc.	3.500%	3/1/24	66,450	68,142
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,595
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,418
5	Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	99,831
	United Technologies Corp.	1.800%	6/1/17	21,785	22,266
	United Technologies Corp.	3.100%	6/1/22	7,010	7,143
	United Technologies Corp.	7.500%	9/15/29	19,230	27,578
	United Technologies Corp.	6.050%	6/1/36	20,325	25,914
	United Technologies Corp.	6.125%	7/15/38	45,000	58,181
	Communication (2.5%)
	21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,983
	21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,716
	21st Century Fox America Inc.	4.000%	10/1/23	4,505	4,703
	21st Century Fox America Inc.	6.150%	2/15/41	33,265	40,648
	America Movil SAB de CV	3.125%	7/16/22	84,600	83,150
	America Movil SAB de CV	4.375%	7/16/42	20,430	19,046
5	American Tower Trust I	1.551%	3/15/18	14,885	14,937
5	American Tower Trust I	3.070%	3/15/23	43,000	41,693
	AT&T Inc.	5.100%	9/15/14	30,160	30,567
	AT&T Inc.	2.950%	5/15/16	23,655	24,649
	AT&T Inc.	1.600%	2/15/17	38,000	38,525
	AT&T Inc.	1.400%	12/1/17	24,000	23,944
	AT&T Inc.	5.600%	5/15/18	44,000	50,435
	AT&T Inc.	2.300%	3/11/19	40,800	41,133
	AT&T Inc.	4.450%	5/15/21	10,000	10,987
	AT&T Inc.	6.450%	6/15/34	73,115	88,378
	AT&T Inc.	6.800%	5/15/36	11,305	14,344
	AT&T Inc.	6.500%	9/1/37	9,675	11,988
	AT&T Inc.	6.550%	2/15/39	15,265	19,119
	AT&T Inc.	5.350%	9/1/40	9,340	10,213
	AT&T Inc.	5.550%	8/15/41	33,530	37,799
	BellSouth Corp.	5.200%	9/15/14	20,000	20,272
	BellSouth Corp.	6.550%	6/15/34	32,225	38,756
	CBS Corp.	4.300%	2/15/21	27,830	29,969

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Comcast Corp.	2.850%	1/15/23	9,760	9,676
	Comcast Corp.	3.600%	3/1/24	44,880	46,320
	Comcast Corp.	4.250%	1/15/33	42,890	44,036
	Comcast Corp.	5.650%	6/15/35	4,725	5,585
	Comcast Corp.	6.500%	11/15/35	4,720	6,084
	Comcast Corp.	6.400%	5/15/38	4,320	5,498
	Comcast Corp.	4.650%	7/15/42	37,485	38,900
	Comcast Corp.	4.500%	1/15/43	22,000	22,376
	Comcast Corp.	4.750%	3/1/44	17,630	18,695
5	Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,209
5	Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	28,584
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	18,320	18,391
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,120	11,437
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,481
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	9,875	10,209
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	70,600	74,905
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	10,000	11,573
	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	27,190	32,925
	Discovery Communications LLC	5.625%	8/15/19	10,635	12,290
	Discovery Communications LLC	5.050%	6/1/20	8,365	9,446
	Discovery Communications LLC	3.250%	4/1/23	5,440	5,365
	Discovery Communications LLC	4.950%	5/15/42	4,175	4,236
	Discovery Communications LLC	4.875%	4/1/43	7,615	7,627
	Grupo Televisa SAB	6.625%	1/15/40	25,090	30,627
	Grupo Televisa SAB	5.000%	5/13/45	6,100	6,066
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	76,135	76,286
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	99,447
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,421
	Orange SA	4.125%	9/14/21	60,990	65,143
5	SBA Tower Trust	2.933%	12/15/17	33,310	33,828
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	39,509
	Time Warner Cable Inc.	6.550%	5/1/37	10,790	13,441
	Time Warner Cable Inc.	7.300%	7/1/38	6,875	9,247
	Time Warner Cable Inc.	6.750%	6/15/39	7,305	9,349
	Time Warner Cable Inc.	5.875%	11/15/40	22,630	26,349
	Verizon Communications Inc.	4.500%	9/15/20	95,525	105,517
	Verizon Communications Inc.	3.450%	3/15/21	19,600	20,304
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,668
	Verizon Communications Inc.	7.750%	12/1/30	56,410	77,238
	Verizon Communications Inc.	6.400%	9/15/33	79,665	98,045
	Verizon Communications Inc.	5.850%	9/15/35	49,525	57,687
	Verizon Communications Inc.	6.900%	4/15/38	9,710	12,598
	Verizon Communications Inc.	4.750%	11/1/41	11,880	12,000
	Verizon Communications Inc.	6.550%	9/15/43	76,180	96,536
	Consumer Cyclical (1.9%)
	Amazon.com Inc.	2.500%	11/29/22	34,760	32,832
5	American Honda Finance Corp.	1.500%	9/11/17	18,760	18,887
5	American Honda Finance Corp.	1.600%	2/16/18	30,845	30,901
	American Honda Finance Corp.	2.125%	10/10/18	45,655	46,505
	AutoZone Inc.	3.700%	4/15/22	46,136	47,652
	AutoZone Inc.	3.125%	7/15/23	33,000	32,083
	CVS Caremark Corp.	4.875%	9/15/14	25,200	25,506
	CVS Caremark Corp.	5.750%	6/1/17	12,753	14,430
	CVS Caremark Corp.	2.750%	12/1/22	50,000	48,581
5	Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,818
5	Daimler Finance North America LLC	2.250%	7/31/19	69,485	69,720
	Daimler Finance North America LLC	8.500%	1/18/31	33,000	50,011
	eBay Inc.	1.350%	7/15/17	12,580	12,649
	eBay Inc.	2.600%	7/15/22	20,130	19,310
	Ford Motor Credit Co. LLC	2.375%	3/12/19	70,000	70,333
	Home Depot Inc.	2.250%	9/10/18	39,555	40,712
	Home Depot Inc.	3.950%	9/15/20	16,000	17,478
	Home Depot Inc.	2.700%	4/1/23	31,170	30,347

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Hyundai Capital America	1.625%	10/2/15	14,955	15,077
	Johnson Controls Inc.	7.125%	7/15/17	36,300	41,902
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,465
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	50,061
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	23,257
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	34,139
	McDonald's Corp.	1.875%	5/29/19	16,685	16,793
	McDonald's Corp.	2.625%	1/15/22	7,805	7,726
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,497
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,317
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,638
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,806
	Target Corp.	5.875%	7/15/16	20,000	22,189
	Target Corp.	2.900%	1/15/22	27,000	27,159
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,984
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,893
	Time Warner Inc.	4.875%	3/15/20	14,000	15,772
	Time Warner Inc.	4.750%	3/29/21	8,000	8,913
	Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	44,130
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,933
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	36,029
	Viacom Inc.	6.125%	10/5/17	7,500	8,649
	Viacom Inc.	3.250%	3/15/23	19,020	18,842
5	Volkswagen International Finance NV	1.625%	3/22/15	83,250	84,033
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,124
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,176
	Wal-Mart Stores Inc.	2.550%	4/11/23	69,450	67,071
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	136,955
	Walt Disney Co.	4.125%	6/1/44	23,115	22,805
	Consumer Noncyclical (3.6%)
	AbbVie Inc.	1.750%	11/6/17	31,160	31,452
	AbbVie Inc.	2.000%	11/6/18	37,390	37,724
	Altria Group Inc.	4.750%	5/5/21	23,376	25,863
	Altria Group Inc.	2.850%	8/9/22	31,700	30,566
	Altria Group Inc.	4.500%	5/2/43	52,500	50,653
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,834
	Amgen Inc.	2.300%	6/15/16	25,340	26,124
	Amgen Inc.	3.875%	11/15/21	33,315	35,263
	Amgen Inc.	5.150%	11/15/41	61,000	65,462
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	13,000	14,813
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,862
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,883
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	27,300	30,361
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	141,996	136,883
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,405
2	Ascension Health Alliance	4.847%	11/15/53	44,750	49,957
	AstraZeneca plc	1.950%	9/18/19	39,565	39,327
	AstraZeneca plc	6.450%	9/15/37	23,385	30,302
2,4,5	Avery 2014 A 144A	1.749%	4/25/26	46,220	46,132
5	BAT International Finance plc	3.250%	6/7/22	58,280	57,941
	Baxter International Inc.	5.900%	9/1/16	12,498	13,890
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	41,175
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,590
	Cardinal Health Inc.	3.200%	3/15/23	13,035	12,992
5	Cargill Inc.	6.000%	11/27/17	25,000	28,665
5	Cargill Inc.	4.307%	5/14/21	60,532	65,682
5	Cargill Inc.	6.875%	5/1/28	19,355	23,901
5	Cargill Inc.	6.125%	4/19/34	28,980	35,935
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,110
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,853
2	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,975	4,727
	Celgene Corp.	2.250%	5/15/19	6,565	6,596
	Celgene Corp.	3.625%	5/15/24	15,280	15,346

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Coca-Cola Co.	5.350%	11/15/17	85,000	96,943
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,556
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,378
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,177
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,355
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	35,290
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	18,367
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,785
	ConAgra Foods Inc.	1.900%	1/25/18	9,090	9,157
	ConAgra Foods Inc.	3.200%	1/25/23	7,690	7,500
	Diageo Capital plc	2.625%	4/29/23	48,310	46,269
	Diageo Investment Corp.	2.875%	5/11/22	26,991	26,767
	Dr Pepper Snapple Group Inc.	2.000%	1/15/20	7,850	7,780
	Dr Pepper Snapple Group Inc.	2.700%	11/15/22	7,905	7,556
	Eli Lilly & Co.	4.650%	6/15/44	29,425	31,122
	Express Scripts Holding Co.	2.650%	2/15/17	43,711	45,437
	Express Scripts Holding Co.	4.750%	11/15/21	23,400	25,977
4	General Mills Inc.	6.390%	2/5/23	50,000	57,685
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	27,600
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	36,160	35,267
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	52,782
	GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,211
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	28,760
5	Heineken NV	1.400%	10/1/17	8,150	8,169
5	Heineken NV	2.750%	4/1/23	25,450	24,417
5	Heineken NV	4.000%	10/1/42	1,390	1,293
5	Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,474
	Johnson & Johnson	5.150%	7/15/18	14,800	16,967
	Kaiser Foundation Hospitals	3.500%	4/1/22	11,731	11,816
	Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	14,443
	Kellogg Co.	4.000%	12/15/20	7,037	7,495
	Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,729
	Kraft Foods Group Inc.	3.500%	6/6/22	40,490	41,505
	Kraft Foods Group Inc.	5.000%	6/4/42	12,505	13,300
	Kroger Co.	3.300%	1/15/21	16,485	16,866
	Kroger Co.	3.850%	8/1/23	10,770	11,069
	Kroger Co.	4.000%	2/1/24	22,290	23,171
	McKesson Corp.	3.250%	3/1/16	6,650	6,944
	McKesson Corp.	2.700%	12/15/22	7,710	7,389
	McKesson Corp.	2.850%	3/15/23	7,620	7,387
	McKesson Corp.	3.796%	3/15/24	18,350	18,776
	Medtronic Inc.	1.375%	4/1/18	13,520	13,458
	Medtronic Inc.	3.625%	3/15/24	10,350	10,661
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	10,625
	Merck & Co. Inc.	1.300%	5/18/18	33,670	33,363
	Merck & Co. Inc.	2.800%	5/18/23	54,775	53,401
	Merck & Co. Inc.	6.550%	9/15/37	10,000	13,352
	Merck & Co. Inc.	4.150%	5/18/43	22,090	21,673
	Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,204
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,946
	Molson Coors Brewing Co.	5.000%	5/1/42	14,965	16,187
	Novartis Capital Corp.	3.400%	5/6/24	76,500	77,835
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,035
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,392
	PepsiCo Inc.	3.100%	1/15/15	38,800	39,437
	PepsiCo Inc.	2.750%	3/1/23	45,000	43,756
	PepsiCo Inc.	4.000%	3/5/42	51,391	48,711
	Pfizer Inc.	3.000%	6/15/23	70,000	69,598
	Philip Morris International Inc.	4.500%	3/26/20	8,250	9,180
	Philip Morris International Inc.	4.125%	5/17/21	43,025	46,964
	Philip Morris International Inc.	2.500%	8/22/22	21,645	20,872
	Philip Morris International Inc.	2.625%	3/6/23	46,850	45,073
2	Procter & Gamble - Esop	9.360%	1/1/21	38,998	49,657
5	Roche Holdings Inc.	6.000%	3/1/19	9,810	11,616

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,770
5	SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,501
5	SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,469
5	SABMiller plc	6.500%	7/1/16	50,000	55,605
	Sanofi	4.000%	3/29/21	44,090	48,000
	St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,584
5	Tesco plc	5.500%	11/15/17	50,000	55,999
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,510
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,609
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,887
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,653
	Unilever Capital Corp.	4.250%	2/10/21	95,235	105,288
	Wyeth LLC	5.950%	4/1/37	25,000	30,941
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,177
	Zoetis Inc.	3.250%	2/1/23	3,475	3,430
	Zoetis Inc.	4.700%	2/1/43	4,170	4,314
	Energy (0.9%)
	BP Capital Markets plc	3.200%	3/11/16	24,500	25,672
	BP Capital Markets plc	1.846%	5/5/17	25,000	25,550
	BP Capital Markets plc	4.750%	3/10/19	27,215	30,629
	BP Capital Markets plc	4.500%	10/1/20	16,000	17,783
	BP Capital Markets plc	3.245%	5/6/22	35,000	35,518
	BP Capital Markets plc	2.500%	11/6/22	22,000	20,991
	BP Capital Markets plc	3.994%	9/26/23	7,550	7,952
	BP Capital Markets plc	3.814%	2/10/24	24,500	25,344
	Chevron Corp.	3.191%	6/24/23	49,470	50,241
	ConocoPhillips	5.200%	5/15/18	80,000	90,911
	EOG Resources Inc.	5.625%	6/1/19	16,100	18,802
	Halliburton Co.	3.500%	8/1/23	70,500	72,543
5	Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,817
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	42,783
	Occidental Petroleum Corp.	2.700%	2/15/23	21,000	20,437
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	23,022
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,359
	Shell International Finance BV	4.375%	3/25/20	38,000	42,484
	Shell International Finance BV	2.250%	1/6/23	34,000	32,098
	Suncor Energy Inc.	5.950%	12/1/34	20,700	24,974
	Total Capital International SA	1.550%	6/28/17	44,415	44,991
	Total Capital International SA	2.700%	1/25/23	33,630	32,683
	Total Capital SA	2.125%	8/10/18	42,000	42,958
	Other Industrial (0.0%)
5	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,471
2	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	26,458
	Technology (0.6%)
	Apple Inc.	2.850%	5/6/21	44,000	44,488
	Apple Inc.	3.450%	5/6/24	39,950	40,476
	Apple Inc.	3.850%	5/4/43	17,000	15,729
	Apple Inc.	4.450%	5/6/44	5,075	5,156
	Cisco Systems Inc.	2.125%	3/1/19	22,030	22,215
	Cisco Systems Inc.	4.450%	1/15/20	40,000	44,373
	Cisco Systems Inc.	2.900%	3/4/21	13,350	13,627
	EMC Corp.	1.875%	6/1/18	20,000	20,190
	EMC Corp.	2.650%	6/1/20	20,000	20,346
	EMC Corp.	3.375%	6/1/23	20,000	20,251
	International Business Machines Corp.	2.000%	1/5/16	15,825	16,224
	International Business Machines Corp.	1.250%	2/6/17	10,075	10,179
	International Business Machines Corp.	8.375%	11/1/19	25,000	32,817
	International Business Machines Corp.	3.375%	8/1/23	70,925	71,771
	International Business Machines Corp.	3.625%	2/12/24	60,000	61,487
	International Business Machines Corp.	5.875%	11/29/32	25,000	31,105
	Microsoft Corp.	4.000%	2/8/21	16,000	17,661
	Oracle Corp.	6.125%	7/8/39	18,000	22,836

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,609
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	15,182	14,947
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	68,200	71,479
2	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	26,517	30,229
5	ERAC USA Finance LLC	5.900%	11/15/15	19,500	20,922
5	ERAC USA Finance LLC	2.750%	3/15/17	6,795	7,026
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,083
5	ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,084
5	ERAC USA Finance LLC	7.000%	10/15/37	26,175	34,368
5	ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,402
2	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	25,891	30,381
	FedEx Corp.	2.625%	8/1/22	5,385	5,185
	FedEx Corp.	2.700%	4/15/23	23,430	22,334
	FedEx Corp.	4.900%	1/15/34	10,610	11,368
	FedEx Corp.	3.875%	8/1/42	5,095	4,579
	FedEx Corp.	4.100%	4/15/43	20,500	19,074
	FedEx Corp.	5.100%	1/15/44	18,015	19,481
	Southwest Airlines Co.	5.750%	12/15/16	32,500	36,009
2	Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	11,841	12,180
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	18,148	21,052
	United Parcel Service Inc.	2.450%	10/1/22	17,950	17,430
	United Parcel Service Inc.	4.875%	11/15/40	14,815	16,621
					9,660,353
Utilities (1.9%)
	Electric (1.6%)
	Alabama Power Co.	5.550%	2/1/17	17,650	19,590
	Alabama Power Co.	5.700%	2/15/33	15,000	18,125
	Ameren Illinois Co.	6.125%	12/15/28	54,000	65,199
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	25,000	31,032
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	25,642
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,548
	Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	23,122
	Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	28,296
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,788
	Dominion Resources Inc.	5.200%	8/15/19	19,250	21,981
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,149
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,662
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	54,336
	Duke Energy Florida Inc.	6.350%	9/15/37	8,000	10,603
	Duke Energy Florida Inc.	6.400%	6/15/38	27,055	36,336
	Duke Energy Progress Inc.	6.300%	4/1/38	14,705	19,502
	Florida Power & Light Co.	5.650%	2/1/35	50,000	60,292
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,319
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,175
	Florida Power & Light Co.	5.950%	2/1/38	39,215	50,034
	Georgia Power Co.	5.400%	6/1/18	38,660	44,159
	Georgia Power Co.	4.300%	3/15/42	23,145	23,316
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	25,174
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	68,546
	Northern States Power Co.	6.250%	6/1/36	50,000	65,185
	NSTAR LLC	4.500%	11/15/19	3,535	3,870
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,434
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,756
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,680
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	12,566
	PacifiCorp	2.950%	6/1/23	29,675	29,436
	PacifiCorp	5.900%	8/15/34	12,500	15,385
	PacifiCorp	6.250%	10/15/37	36,635	47,912
	Peco Energy Co.	5.350%	3/1/18	20,545	23,293
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	33,774
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	28,636
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,506

13

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	34,583
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,610
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	43,337
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,719
	Southern California Edison Co.	5.550%	1/15/37	50,475	60,823
	Southern California Edison Co.	5.950%	2/1/38	40,000	50,541
	Southern Co.	2.450%	9/1/18	9,395	9,648
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	33,947
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,334
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	54,579
	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	28,628
5	DCP Midstream LLC	6.450%	11/3/36	30,325	34,631
5	Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	21,887
	National Grid plc	6.300%	8/1/16	30,000	33,328
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	61,598
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	50,548
	Other Utility (0.0%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	41,486
					1,612,586
Total Corporate Bonds (Cost $17,783,438)					19,118,047
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	45,579
5	CDP Financial Inc.	4.400%	11/25/19	40,000	44,628
5	Electricite de France SA	4.600%	1/27/20	50,000	55,722
5	Electricite de France SA	4.875%	1/22/44	11,000	11,587
2,4,5	Electricite de France SA	5.250%	1/29/49	22,485	23,047
2,4,5	Electricite de France SA	5.625%	12/29/49	45,000	46,676
5	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	22,000	20,185
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	47,283
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,100
	Korea Finance Corp.	2.875%	8/22/18	37,605	38,760
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	10,846
	Province of Ontario	4.500%	2/3/15	12,270	12,622
	Province of Ontario	4.000%	10/7/19	56,415	62,046
	Province of Ontario	4.400%	4/14/20	50,000	56,191
	Quebec	5.125%	11/14/16	50,000	55,195
5	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,207
	Republic of Poland	4.000%	1/22/24	39,375	40,715
	Republic of South Africa	6.500%	6/2/14	21,900	21,903
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	51,896
	Statoil ASA	2.900%	11/8/20	43,280	44,483
	Statoil ASA	3.700%	3/1/24	16,100	16,655
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	43,018
	United Mexican States	3.500%	1/21/21	13,956	14,487
Total Sovereign Bonds (Cost $738,861)					786,831
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	8,815	10,330
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	53,963
	California GO	5.700%	11/1/21	16,840	20,136
	California GO	7.550%	4/1/39	22,500	32,918
	California GO	7.300%	10/1/39	8,880	12,394
	California GO	7.600%	11/1/40	25,575	37,860
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,126
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,504
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,252
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,386

14

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	26,580	31,867
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	40,435	46,767
	Houston TX GO	6.290%	3/1/32	24,610	30,399
	Illinois GO	5.100%	6/1/33	52,895	53,115
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	36,432
6	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	55,330
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	15,645	18,967
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	67,391
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	24,278
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	27,227
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	26,528
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	51,012
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,569
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,192
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,950	20,343
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	4,000	5,405
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	15,819
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,575
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	84,067
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	25,930	32,489
	Oregon GO	5.902%	8/1/38	19,510	23,318
6	Oregon School Boards Association GO	5.528%	6/30/28	50,000	57,281
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,671
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,029
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	53,078
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	50,675	55,552
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,173
	Stanford University	6.875%	2/1/24	34,745	45,269
	Stanford University	7.650%	6/15/26	29,000	40,305
	University of California Regents General Revenue	4.601%	5/15/31	21,975	24,231
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	18,070	23,352
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	29,065	37,805
	University of California Revenue	5.770%	5/15/43	24,325	29,797
	University of California Revenue	4.765%	5/15/44	5,980	6,132
Total Taxable Municipal Bonds (Cost $1,126,035)					1,338,634

15

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (1.5%)
Money Market Fund (0.0%)
7,8 Vanguard Market Liquidity Fund	0.112%		19,217,500	19,218

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (0.9%)
Bank of America Securities, LLC(Dated 5/30/14,
Repurchase Value $6,300,000, collateralized by
Government National Mortgage Assn. 3.000%-
5.500%, 5/15/33-2/15/44, with a value of $6,426,000)	0.070%	6/2/14	6,300	6,300
Bank of Montreal(Dated 5/30/14, Repurchase Value
$60,000,000, collateralized by U.S. Treasury Note
0.625%-2.875%, 9/30/17-10/31/18, with a value of
$61,200,000)	0.060%	6/2/14	60,000	60,000
Citigroup Global Markets Inc.(Dated 5/30/14,
Repurchase Value $57,300,000, collateralized by U.S.
Treasury Note 0.250%-4.500%, 9/30/14-5/15/17, and
U.S. Treasury Bond 3.125%, 11/15/41, with a value
of $58,446,000)	0.060%	6/2/14	57,300	57,300
Deutsche Bank Securities, Inc.(Dated 5/30/14,
Repurchase Value $137,001,000, collateralized by
Federal Home Loan Mortgage Corp. 3.000%-
5.500%, 4/1/37-5/1/44, Federal National Mortgage
Assn. 3.000%-6.500%, 9/1/25-4/1/44, and
Government National Mortgage Assn. 3.500%-
5.000%, 8/15/41-3/20/44, with a value of
$139,740,000)	0.080%	6/2/14	137,000	137,000
HSBC Bank USA(Dated 5/30/14, Repurchase Value
$175,002,000, collateralized by Federal National
Mortgage Assn. 2.000%-4.500%, 6/1/23-2/1/44, with
a value of $178,019,000)	0.080%	6/2/14	175,000	175,000
HSBC Bank USA(Dated 5/30/14, Repurchase Value
$23,805,000, collateralized by Federal National
Mortgage Assn. 3.500%, 2/1/29, with a value of
$24,216,000)	0.080%	6/2/14	23,800	23,800
RBC Capital Markets LLC(Dated 5/30/14, Repurchase
Value $105,901,000, collateralized by Federal
National Mortgage Assn. 2.552%-4.000%, 10/1/32-
4/1/44, with a value of $108,018,000)	0.070%	6/2/14	105,900	105,900
RBS Securities, Inc.(Dated 5/30/14, Repurchase Value
$141,801,000, collateralized by U.S. Treasury Note
0.625%-2.625%, 8/31/17-8/15/20, with a value of
$143,967,000)	0.060%	6/2/14	141,800	141,800
TD Securities (USA) LLC(Dated 5/30/14, Repurchase
Value $60,600,000, collateralized by Federal Home
Loan Mortgage Corp. 4.000%, 3/1/26, Federal
National Mortgage Corp. 4.500%, 3/1/44, U.S.
Treasury Note 1.500%, 8/31/18, with a value of
$61,812,000)	0.070%	6/2/14	60,600	60,600
				767,700
U.S. Government and Agency Obligations (0.6%)
Federal Home Loan Bank Discount Notes	0.040%	6/13/14	276,125	276,122
United States Treasury Bill	0.010%	6/5/14	250,000	250,000
				526,122
Total Temporary Cash Investments (Cost $1,313,039)				1,313,040

16

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2014

Total Investments (100.3%) (Cost $64,024,902)	85,587,700
Other Assets and Liabilities—Net (-0.3%)[7,9]	(297,365)
Net Assets (100%)	85,290,335

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,249,000.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of May 31, 2014.
4 Adjustable-rate security.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate value of these securities was $3,480,215,000, representing 4.1% of net assets.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Includes $19,218,000 of collateral received for securities on loan.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Cash of $29,836,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMIC—Real Estate Mortgage Investment Conduit.

17

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA212_072014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 17, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 17, 2014

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 17, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.